Exhibit 99.1
Hilltop Holdings Inc. Q3 2023 Earnings Presentation October 20, 2023

Preface 2 Corporate Headquarters Additional Information 6565 Hillcrest Ave Dallas, TX 75205 Phone: 214-855-2177 www.hilltop-holdings.com Please Contact: Erik Yohe Phone: 214-525-4634 Email: eyohe@hilltop-holdings.com FORWARD-LOOKING STATEMENTS This presentation and statements made by representatives of Hilltop Holdings Inc. (“Hilltop” or the “Company”) during the course of this presentation include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Forward-looking statements speak only as of the date they are made and, except as required by law, we do not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements concerning such things as our outlook, our business strategy, our financial condition, our efforts to make strategic acquisitions, our revenue, our liquidity and sources of funding, market trends, operations and business, taxes, the impact of natural disasters or public health emergencies, such as the current coronavirus (“COVID-19”) global pandemic, information technology expenses, capital levels, mortgage servicing rights (“MSR”) assets, stock repurchases, dividend payments, expectations concerning mortgage loan origination volume, servicer advances and interest rate compression, expected levels of refinancing as a percentage of total loan origination volume, projected losses on mortgage loans originated, total expenses, anticipated changes in our revenue, earnings, or taxes, the effects of government regulation applicable to our operations, the appropriateness of, and changes in, our allowance for credit losses and provision for (reversal of) credit losses, future benchmark rates and economic growth, anticipated investment yields, expected accretion of discount on loans in future periods, the collectability of loans, cybersecurity incidents, the outcome of litigation, and our other plans, objectives, strategies, expectations and intentions and other statements that are not statements of historical fact, and may be identified by words such as “anticipates,” “believes,” “building”, “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance”, “intends,” “may,” “might,” “outlook”, “plan,” “probable,” “projects,” “seeks,” “should,” “target,” “view” or “would” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) disruptions to the economy and the U.S. banking system caused by recent bank failures, risks associated with uninsured deposits and responsive measures by federal or state governments or banking regulators, including increases in the cost of our deposit insurance assessments; (ii) the credit risks of lending activities, including our ability to estimate credit losses and increases to the allowance for credit losses, as well as the effects of changes in the level of, and trends in, loan delinquencies and write-offs; (iii) effectiveness of our data security controls in the face of cyber attacks; (iv) changes in general economic, market and business conditions in areas or markets where we compete, including changes in the price of crude oil; (v) risks associated with concentration in real estate related loans; (vi) changes in the interest rate environment; (vii) the effects of our indebtedness on our ability to manage our business successfully, including the restrictions imposed by the indenture governing our indebtedness; (viii) changes in state and federal laws, regulations or policies affecting one or more of our business segments, including changes in regulatory fees, deposit insurance premiums, capital requirements and the Dodd-Frank Wall Street Reform and Consumer Protection Act; (ix) cost and availability of capital; (x) changes in key management; (xi) competition in our banking, broker-dealer and mortgage origination segments from other banks and financial institutions, as well as investment banking and financial advisory firms, mortgage bankers, asset-based non-bank lenders and government agencies; (xii) legal and regulatory proceedings; (xiii) risks associated with merger and acquisition integration; (xiv) legal, reputational, and financial risks resulting from cybersecurity incidents and (xv) our ability to use excess capital in an effective manner. For further discussion of such factors, see the risk factors described in our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and other reports, that we have filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying slides. Hilltop Holdings does not undertake an obligation to, and disclaims any duty to, update any of the information herein.

Q3 2023 3 Investor Highlights – Notes: (1) Average Bank Loans HFI reflect consolidated loans held for investment excluding margin loans from the broker-dealer business. • PlainsCapital Bank generated $53.2 million in pre-tax income during Q3 2023, a decrease of $10.5 million from Q3 2022 driven primarily by an $11.9 million decrease in net interest income • Bank net interest margin of 3.08% decreased 3 basis points from Q2 2023 as interest costs on deposits and other borrowings outpaced asset yields • Average bank loans HFI1 decreased from Q2 2023 by $34 million, or 0.4%, while loan yields of 5.99% increased by 13 basis points from Q2 2023 • Average bank deposits remained stable at $11.3 billion from Q2 2023 to Q3 2023. Total cost of deposits at the bank was 2.67% during the period, a 31 basis point increase over Q2 2023 • PrimeLending generated an $8.2 million pre-tax loss during Q3 2023, an increase of $14.8 million from Q3 2022 • Mortgage origination volume in Q3 2023 was $2.2 billion, a decline of 26% from Q3 2022 as the residential mortgage market remains under pressure • Gain-on-sale of loans sold to third parties of 199 basis points declined by 28 basis points from Q3 2022, but remained relatively stable compared to Q2 2023 • Non-interest expense at PrimeLending declined by $26.8 million, or 23%, from Q3 2022. Excluding variable compensation, expenses declined by $15.6 million, or 21%, during the same period which reflects the effort of leadership to resize the organization • HilltopSecurities generated a pre-tax income of $21.6 million during Q3 2023, an increase of $4.1 million from Q3 2022 • Total net revenue for Q3 2023 was $118.7 million, an increase of $4.5 million from Q3 2022, as improved revenues from sweep deposits have helped to offset challenging fixed income markets • Within Wealth Management, money market and FDIC sweep accounts generated an increase in revenue of $5.6 million from prior year as balances benefited from higher short term interest rates ROAA ..86% EPS – Diluted $0.30 ROAE $37.0 $0.57 0.94% 5.76% 7.11% Net Income MM

$27.77 $28.37 $27.47 $27.08 $27.13 $27.18 $27.36 $27.45 $27.67 21.28% 21.22% 21.27% 17.24% 17.45% 18.23% 17.99% 17.61% 18.60% $0.12 $0.12 $0.15 $0.15 $0.15 $0.15 $0.16 $0.16 $0.16 -10.00% 10.00% $(1.00) $4.00 $9.00 $14.00 $19.00 $24.00 $29.00 $34.00 $39.00 $44.00 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding) Common Equity Tier 1 risk based ratio Dividends per share Capital Highlights – Q3 2023 4 Capital Management and Tangible Book Value Growth TBVPS h2% Versus 9/30/22 i0.2% CAGR Since 9/30/21 • During the quarter, HTH returned $10.4 million of capital to stockholders in dividends. There were no share repurchases during the quarter 1 Notes: (1) Tangible common equity and tangible book value per common share (TBVPS) are non-GAAP financial measures. For a reconciliation of tangible common equity and tangible book value per share to the nearest GAAP measure, see slide 20. (2) At period end. 2 2 1

5 Hilltop Holdings – Q3 Financial Summary $ in Millions, except EPS Income Statement and Key Metrics Q3 2023 Q2 2023 QoQ% Q3 2022 YoY% Net interest income $115.7 $118.3 (2%) $123.5 (6%) Noninterest income 196.8 190.7 3% 207.0 (5%) Noninterest expenses 260.0 267.0 (3%) 288.7 (10%) Efficiency ratio 83.2% 86.4% 87.4% Pre-provision net revenue1 52.5 41.9 25% 41.7 26% Net charge offs (recoveries) ($1.6) $2.9 $2.7 Net ACL build (release) 1.5 12.0 (3.5) Provision for (reversal of) credit losses (0.0) 14.8 NR (0.8) NR Income before income taxes 52.5 27.1 94% 42.5 24% Net income 39.3 19.9 97% 33.3 18% Minority interest 2.3 1.8 26% 1.2 91% Income attributable to Hilltop $37.0 $18.1 104% $32.1 16% Return on average assets 0.94% 0.47% 0.79% Return on average equity 7.11% 3.53% 6.26% EPS - Diluted $0.57 $0.28 104% $0.50 15% EOP Shares outstanding (in thousands) 65,170 65,071 0% 64,591 1 % Average assets $16,528 $16,919 (2%) $16,669 (1%) EOP Assets 16,397 17,138 (4%) 16,615 (1%) EOP Loans HFI, net 8,093 8,245 (2%) 7,852 3% EOP Deposits 11,103 11,164 (1%) 11,352 (2%) Notes: (1) Pre-provision net revenue is calculated as the sum of net interest income and noninterest income less noninterest expense (except provision for loan losses).

$91.8 $95.4 $97.4 $109.3 $110.8 ($2.7) $2.4 $0.2 $1.6 1.16% 1.18% 1.19% 1.31% 1.35% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $55.0 $65.0 $75.0 $85.0 $95.0 $105.0 $115.0 9/30/2022 12/31/2022 3/31/2023 6/30/2023 Collective - Economic Conditions Collective - Portfolio Changes Specific Reserves Net Recovery 9/30/2023 6 Hilltop Holdings – Allowance for Credit Losses Allowance for Credit Losses at Period End 9/30/23 Reserve Composition ($ in millions) ACL / Total Loans HFI Commentary ($ in millions) ACL ACL/Loans HFI Commercial real estate $69.9 2.13% Commercial and industrial $19.6 1.38% Construction and land development $9.0 0.82% 1-4 family residential $11.5 0.64% Consumer $0.6 2.29% Broker-dealer $0.2 0.05% Mortgage warehouse lending $0.1 0.05% Total $110.8 1.35% • Applied Moody’s Analytics September 2023 single macroeconomic alternative (S7) scenario for economic forecast • Reserve build driven by downgrades in the portfolio, partially offset by improved economic outlook • ACL % of Loans HFI excluding broker-dealer margin loans and mortgage warehouse loans equated to 1.45% as of September 30, 2023

7 Hilltop Holdings – Commercial Real Estate Portfolio Commercial Real Estate Portfolio (Ending Balance at Sept 30, 2023) CRE Allowance for Credit Losses (ACL) Commercial Real Estate – Non-Owner Occupied (Ending Balance at Sept 30, 2023) (Ending Balance at Sept 30, 2023) $ in m illions Ending Balance Allowance for Credit Losses ACL % Loans CRE Non-Owner Occupied Office $502.7 $23.2 4.6% CRE Non-Owner Occupied Retail $337 .0 $4.8 1.4% CRE Non-Owner Occupied Office and Retail $839.7 $28.0 3.3% All other CRE Non-Owner Occupied $1,038.4 $12.4 1.2% T otal CRE Non-Owner Occupied $1,87 8.2 $40.4 2.2%

3.19% 3.23% 3.28% 3.03% 3.02% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 8 Hilltop Holdings – Net Interest Income & Margin Net Interest Margin 2 Net Interest Income Net Interest Margin Roll forward $123.5 $123.4 $121.7 $118.3 $115.7 $80.0 $85.0 $90.0 $95.0 $100.0 $105.0 $110. 0 $115. 0 $120.0 $125. 0 $130.0 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 3.03% Loans HFI Yield Increase 0.14% Decline in Borrowings Balance 0.10% Securities Portfolio Yield Increase 0.04% Cost of Deposits (0.27%) Other (0.02%) Q3 2023 3.02% Q2 2023 Key Drivers & Statistics Q3'22 Q2'23 Q3'23 ($ in m illion s, ex cept a s n oted) HT H Consolidated Average Earning Assets ($B) $15.4 $15.7 $15.2 Banking Accretion Income $2.9 $3.3 $2.2 Loans HFI (Avg. Balance) $7 ,460 $7 ,865 $7 ,831 Deposit (Avg. Balance) $11,613 $11,280 $11,269 Cash and Due (Avg. Balance) $1,7 96 $1,7 97 $1,622 Mortgage Loans Held for Sale (period end) $1,004 $1,333 $1,059 ($ in millions)

9 Hilltop Holdings – Q3 2023 Liquidity Update Available Liquidity1 Through the Cycle Interest-Bearing Deposit Beta2 Current Themes ($ in millions, at period end) Notes: (1) Available liquidity is net of utilization. (2) Deposit beta on PlainsCapital Bank deposits excluding HTS sweep and brokered deposits. FHLB Capacity 4,387 Inv estment Portfolio (av ailable) 1 ,588 Fed Deposits (excess daily requirements) 1 ,326 Total $ 7,301 Av ailable liquidity from Fed discount window 1 57 Total available Liquidity $ 7,458 Deposit Average Balance and Costs ($ in billions) • Available liquidity totaled ~$7.5 billion at September 30, 2023 • Total uninsured deposits were $4.4 billion, or approximately 40% of total deposits. Uninsured deposits, excluding collateralized deposits of $276.3 million, were $4.2 billion, or approximately 37% of total deposits • Marginal beta expectations of 75% - 100% for any additional Fed rate changes 25% 41% 44% 58% 62% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 $11.7 $11.4 $11.0 $11.3 $11.2 0.4% 1.0% 1.3% 1.9% 2.3% 0.0% 0.5% 1.0% 1.5% 2.0% $7.0 $8.0 $9.0 $10.0 $11.0 $12.0 $13.0 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Deposit Average Balance Deposit Costs

$6.1 $6.2 $5.7 $5.8 $6.1 $4.5 $4.0 $3.8 $3.5 $3.2 $0.7 $1.1 $1.6 $1.5 $1.4 $0.4 $0.4 $11.4 $11.3 $11.1 $11.2 $11.1 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Interest-Bearing Deposits Noninterest-Bearing Deposits Broker-Dealer Sweep Deposits Brokered Deposits 10 Deposit Mix at Period End Hilltop Holdings – Deposits Key Drivers & Statistics Q3'22 Q2'23 Q3'23 Av erage Deposits ($B) $1 1 .7 $1 1 .3 $1 1 .2 Cost of Interest-Bearing Deposits1 0.7 0% 2.84% 3.23% Cost of Total Deposits1 0.43% 1 .95% 2.27 % Interest-Bearing Deposits by Type at 9/30/2023 ($ in billions) 56% 26% 15% 3% Demand Money Market Time Other 2 Notes: The sum of the period amounts may not equal the total amounts due to rounding. (1) Annualized. (2) Other includes Savings and Brokered Deposits

$98.2 $7 1.4 $68.8 $90.1 $88.7 $1 00.8 $92.8 $90.6 $1 00.0 $1 06.5 $1 2.2 $1 1 .9 $1 1 .2 $1 1 .2 $1 1 .7 ($4.2) ($6.3) ($8.2) ($1 0.7) ($1 0.1) $207.0 $169.8 $162.5 $190.7 $196.8 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Corporate, other and eliminations PlainsCapital Bank HilltopSecurities PrimeLending 11 Hilltop Holdings – Noninterest Income Noninterest Income Year-over-Year Noninterest Income ($MM) Key Drivers & Statistics ($ in millions) Q3 2022 $207 .0 Mortgage Production Income & Fees (9.2) Securities and Investment Advisory Fees & Commissions (1.4) Other Income 0.5 Q3 2023 $196.8 Q3'22 Q2'23 Q3'23 Broker-Dealer TBA Lock Volume ($mm) $1,301 $1,580 $2,967 Mortgage Origination Volume ($B) $3.0 $2.5 $2.2 Net gains from mortgage loan sales (bps): Loans sold to third parties 227 207 199 Impact of loans sold to bank (9) (6) (1) As reported 218 201 198

$201.9 $194.6 $194.1 $195.9 $187.0 $86.9 $58.8 $56.4 $71.0 $73.0 $288.7 $253.4 $250.5 $267.0 $260.0 87 .4% 86.4% 88.1% 86.4% 83.2% 50.0% 55. 0% 60.0% 65. 0% 70. 0% 75. 0% 80.0% 85.0% 90.0% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 $0.0 $50. 0 $100.0 $150.0 $20. 0 $250.0 $30. 0 $350.0 $40. 0 Variable Compensation Expenses Other Than Variable Compensation Efficiency Ratio 12 Hilltop Holdings – Noninterest Expenses Noninterest Expenses Year-over-Year Noninterest Expense ($MM) Key Drivers & Statistics ($ in millions) Q3 2022 $288.7 Compensation and Benefits (27 .3) Occupancy and Equipment (3.1) Professional Serv ices 2.0 Other Expenses (0.3) Q3 2023 $260.0 Q3'22 Q2'23 Q3'23 Banking Full-Service Branches 5 9 5 9 5 9 Efficiency Ratio (Bank Only ) 48.9% 51.2% 51.4% Mortgage Fixed Expenses $64.1 $54.4 $49.7 Variable Compensation ($mm) $44.3 $36.2 $33.1 Variable Comp / Originated Volume 1.5% 1.5% 1.5% Broker-Dealer Variable Compensation ($mm) $42.6 $34.8 $39.9 Compensation / Net Revenue 61.5% 57 .7% 58.9%

23% 17% 20% 13% 22% 4% CRE - Non-owner occupied CRE - Owner occupied Commercial and industrial Construction and land development 1-4 family residential & Consumer Margin loans at Broker-Dealer $6.1 $6.1 $6.2 $6.3 $6.2 $0.4 $0.4 $0.4 $0.4 $0.4 $1.2 $1.3 $1.4 $1.4 $1.4 $0.2 $0.2 $0.2 $0.3 $0.2 $7.9 $8.1 $8.2 $8.4 $8.2 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Mortgage Warehouse Lending 1 - 4 Family PrimeLending Retained Mortgages Broker-Dealer Loans All Other Loans 13 Notes: (1) 1-4 Family PrimeLending Retained Mortgages are loans purchased at par by PlainsCapital Bank from PrimeLending. These are exclusive of the 1-4 family residential mortgages originated through PlainsCapital Bank. The sum of the period amounts may not equal the total amounts due to rounding. Loan Mix at Period End Hilltop Holdings – Loans Key Drivers & Statistics Q3'22 Q2'23 Q3'23 Av erage Loans HFI Balance ($B) $7 .9 $8.0 $8.0 Annualized Loan HFI Yield % 4.7 5% 6.21% 6.31 % Gross Loans HFI by Type at 9/30/23 ($ in billions) 1

2.6x 3.1x 3.5x 2.8x 3.5x 1.21% 1.24% 1.23% 1.36% 1.41% 0.00% 0.50% 1.00% 1.50% 2.00% 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 5.0x Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 ACL/Bank NPLs ACL/Bank Loans HFI 2,7 35 (21) 419 2,884 (1,556) 0.15% (0.00%) 0.02% 0.15% (0.08%) -1.00% -0.80% -0.60% -0.40% -0.20% 0.00% 0.20% (2,000) (1,000) 0 1,000 2,000 3,000 4,000 5,000 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 ($000) NCOs NCOs/Avg. Bank Loans HFI 2.6% 2.6% 2.7% 3.0% 3.0% 2.7% 2.6% 2.7% 3.0% 3.4% 0.4% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 % of Bank Loans Classified Special Mention $36,260 $32,645 $30,580 $42,437 $36,884 0.48% 0.43% 0.39% 0.53% 0.47% 0.00% 0.25% 0.50% 0.75% 1.00% $0 $25,000 $50,000 $75,000 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Total NPAs Total NPAs/(Bank Loans HFI + OREO) 14 Hilltop Holdings – Asset Quality Criticized Loans Non-Performing Assets ($MM) Notes: The sum of the period amounts may not equal the total amounts due to rounding. Figures represent bank asset quality metrics only (excludes Loans HFS and Broker Dealer Margin Loans). (1) Total NPAs included non-accrual loans, OREO and other repossessed assets. Effective January 1, 2023, we adopted Accounting Standards Update (“ASU”) 2022-02 which eliminated the recognition and measurement guidance on troubled debt restructurings for creditors. Therefore, we no longer present troubled debt restructurings as a component of non-performing loans and assets. Net Charge-Offs (Recoveries) Allowance for Credit Losses 1 1

15 Hilltop Holdings – 2023 Outlook Outlook Loan Growth (Full year average HFI loan growth) • Full year average bank loan growth 2% – 4% (excluding retained mortgages from PrimeLending and mortgage warehouse lending) • Expect to retain $0 – $20 million per quarter of mortgages from PrimeLending Deposit Growth (Full year average deposit growth) • Full year average total deposits to decline 7% to 10% Net Interest Income • NII growth 2% – 5% driven by higher interest rates • Outlook assumes Fed Funds rate peaks during second half 2023 • Deposit betas 60 – 70% (through the cycle) Noninterest Income • Mortgage gain on sale margins full year average 195 – 205 bps (third party sales) • Full year mortgage origination volume $8 – $9 billion • Broker Dealer fees increase 10% – 15% Noninterest Expense • Non-variable expenses decrease 5% – 7% • Variable expenses to follow revenue contribution from fee businesses Provision Expense / (Reversal) • Full year provision/ total loans HFI: 20 – 30 basis points Effective Tax Rate (GAAP) • 22 – 24% full year basis

Appendix 16

48.9% 48.9% 48.4% 51.2% 51.4% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 3.42% 3.42% 3.40% 3.11% 3.08% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 PlainsCapital Bank – Q3 2023 Highlights 17 Efficiency Ratio1 Notes: (1) Efficiency Ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income. Net Interest Margin Key Highlights Q3 2022 Q3 2023 ROAA 1 .41% 1 .20% Full Serv ice Branches (period end) 5 9 5 9 Net Interest Margin 3.42% 3.08% Assets ($B) (period end) $1 3.5 $1 3.3 Summary Results ($ in millions) Q3 2022 Q3 2023 Net Interest Income $1 1 0.9 $99.0 Prov ision for (rev ersal of) Credit Losses (0.7) 0.7 Noninterest Income 1 2.2 1 1 .7 Noninterest Expense 60.2 56.9 Income Before Taxes $63.6 $53.2

18 PrimeLending – Highlights Gain on Sale and Origination Fee Trends Notes: (1) Gain on Sale calculated as net gains from sale of loans divided by sales volume. Reported Gain on Sale reflects impact of loans retained by PlainsCapital Bank. 1 Mortgage Origination Volume $3.0 $2.0 $1.7 $2.5 $2.2 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 ($ in billions) Q3 2023 Summary Results ($ in millions) Q3 2022 Q3 2023 Net Interest Income (Expense) ($2.9) ($5.5) Noninterest Income 98.2 88.7 Noninterest Expense 1 1 8.3 91 .5 Income (Loss) Before Taxes ($23.1) ($8.2) Key Highlights Q3 2022 Q3 2023 Origination Volume ($mm) $3,043 $2,244 % Purchase 93% 93% Sales Volume ($mm) $3,420 $2,395 MSR Asset ($mm) (period end) $1 57 $1 05 (# in basis points)

HilltopSecurities – Q3 2023 Highlights 19 Notes: The sum of the period amounts may not equal the total amounts due to rounding. Presented net revenue by business line may differ slightly from 10-Q due to grouping of certain business lines into ‘Other’. Net Revenues by Business Line Summary Results ($ in millions) Q3 2022 Q3 2023 Net Interest Income $1 3.4 $1 2.2 Prov ision for (Rev ersal of) Credit Losses (0.1) (0.7) Noninterest Income 1 00.8 1 06.5 Noninterest Expense 96.8 97 .9 Income Before Taxes $17 .5 $21.6 Key Highlights ($ in millions) Q3 2022 Q3 2023 Compensation/Net Revenue (%) 61.5% 58.9% Pre-tax Margin % 15.3% 18.2% FDIC Insured Balances at PCB (period end) $664 $1,382 Other FDIC Insured Balances (period end) $1,377 $687 Public Finance Offerings $15,727 $16,808 TBA Lock Volume $1,301 $2,967 Key Highlights ($ in millions) Q3 2022 Q3 2023 Public Finance Serv ices $25.6 $29.7 Fixed Income Serv ices 1 6.8 1 4.6 Wealth Management Retail 28.0 30.7 Clearing Serv ices 9.7 1 3.0 Securities Lending 1 .5 1 .5 Structured Finance 29.3 22.4 Other 3.2 6.7 Net Revenues $114.2 $118.7

20 Non-GAAP to GAAP Reconciliation and Management’s Explanation of Non-GAAP Financial Measures • Hilltop Consolidated Tangible Common Equity, is a non-GAAP financial measure. Tangible common equity is defined as our total stockholders’ equity, excluding preferred stock, reduced by goodwill and other intangible assets. This is a measure used by management, investors and analysts to assess use of equity. Tangible book value per share, or TBVPS, is a non-GAAP financial measure. TBVPS represents Hilltop’s tangible common equity at period-end divided by common shares outstanding at period-end. This is a measure used by management, investors and analysts to assess use of equity. Reconciliation of Tangible Common Equity and Tangible Book Value Per Share ($ '000, except per share amounts) 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Total Stockholders' Equity $2,476,371 $2,522,668 $2,463,933 $2,029,577 $2,031,811 $2,036,924 $2,056,711 $2,063,599 $2,079,580 Less: Goodwill 267,447 267,447 267,447 267,447 267,447 267,447 267,447 267,447 267,447 Other intangible assets, net 16,455 15,284 14,233 13,182 12,209 11,317 10,544 9,772 9,078 Tangible Common Equity $2,192,469 $2,239,937 $2,182,253 $1,748,948 $1,752,155 $1,758,160 $1,778,720 $1,786,380 $1,803,055 Shares outstanding as of period end 78,959 78,965 79,439 64,576 64,591 64,685 65,023 65,071 65,170 Book Value Per Share (Common Stockholder's Equity / Shares Outstanding) $31.36 $31.95 $31.02 $31.43 $31.46 $31.49 $31.63 $31.71 $31.91 Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding) $27.77 $28.37 $27.47 $27.08 $27.13 $27.18 $27.36 $27.45 $27.67